                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                ENERGY PORTFOLIO

1. Average Annual Total Return (As of January 31, 1995)

                 n
        P (1 + T)  = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -9.2%*
           N =   1
         ERV =   $899.46
     Five Year
           P =   $1,000
           T =   +5.4%*
           N =   5
         ERV =   $1,289.11
      Ten Year
           P =   $1,000
           T =   +11.1%*
           N =   10
         ERV =   $2,837.17

     *Includes 1% portfolio redemption fee.

2. YIELD (30 Days Ended January 31, 1995)

                              a - b    6
                  Yield = 2 [(----- +1) - 1]
                              c X d

        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $757,195.98
                b = 0.501
                c = 31,315,884
                d = $13.82
             Yield = 1.61%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                 GOLD PORTFOLIO

1. Average Annual Total Return (As of January 31, 1995)

                 n
        P (1 + T)  = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -19.2%*
           N =   1
         ERV =   $799.96
     Five Year
           P =   $1,000
           T =   -0.5%*
           N =   5
         ERV =   $964.98
      Ten Year
           P =   $1,000
           T =   +8.9%*
           N =   10
         ERV =   $2,314.98

     *Includes 1% portfolio redemption fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                             HEALTH CARE PORTFOLIO

1. Average Annual Total Return (As of January 31, 1995)

                 n
        P (1 + T)  = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +9.8%*
           N =   1
         ERV =   $1,086.89
     Five Year
           P =   $1,000
           T =   +17.6%*
           N =   5
         ERV =   $2,228.94
      Ten Year
           P =   $1,000
           T =   +19.2%*
           N =   10
         ERV =   $5,755.32

     *Includes 1% portfolio redemption fee.

2. YIELD (30 Days Ended January 31, 1995)

                              a - b    6
                  Yield = 2 [(----- +1) -1]
                              c X d

        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $1,100,276.69
                b = 0.525
                c = 20,355,252
                d = $37.01
             Yield = 1.23%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                           UTILITIES INCOME PORTFOLIO

1. Average Annual Total Return (As of January 31, 1995)

                 n
        P (1 + T)  = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -4.5%
           N =   1
         ERV =   $955.33
           P =   $1,000
           T =   8.6%
           N =   *
         ERV =   $1,237.06

    *Since inception May 15, 1992